LORD ABBETT AFFILIATED FUND

Supplement dated September 23, 2013 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated March 1, 2013

Effective October 1, 2013, the Class A share 12b-1 fee for the Fund will be amended as follows:

The Class A share 12b-1 fee will be reduced from an annual rate of 0.35% to 0.25% of the Fund’s average daily net assets. The entire 0.25% is a service fee paid to Financial Intermediaries.

Please retain this document for your future reference.